Exhibit 99.2


                        PPL CORPORATION AND SUBSIDIARIES
                  Unaudited Pro Forma Consolidated Information
                  --------------------------------------------

     The pro forma information that follows is presented to give effect to the acquisition of Hyder plc (Hyder) by Western Power Distribution Limited (WPDL) on the balance sheet and income statements of PPL Corporation. WPDL is jointly owned by PPL Global LLC (PPL Global, a subsidiary of PPL Corporation) and Southern Energy, Inc. (Southern). The ownership interests in WPDL are 60% and 40% for PPL Global and Southern , respectively. Under an arrangement between the two companies, PPL Global's equity interest in WPDL may decrease to 51%, and Southern's equity interest may increase to 49% depending on the execution of a call option by Southern. The pro forma results are based on assumptions set forth below, as well as in the Notes to Unaudited Pro Forma Consolidated Financial Information, and are not necessarily indicative of the results of operations which would actually have occurred if the transactions had occurred in such periods, or which may exist or occur in the future.

     The Hyder acquisition is described in Item 5 of this Current Report on Form 8-K, of which this Exhibit 99.2 is a part.

     Pro forma adjustments are provided to the consolidated income statements of PPL Corporation for the six months ended June 30, 2000, and for the twelve months ended December 31, 1999. The adjustments are to the income statements filed in PPL Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, and in its Annual Report on Form 10-K for the year ended December 31, 2000. The pro forma adjustments assume that the acquisition was consummated at the beginning of the income statement periods.

     The PPL Corporation pro forma income statement for the six months ended June 30, 2000 includes the operating results of Hyder for the six months ended March 31, 2000. The PPL Corporation pro forma income statement for the twelve months ended December 31, 2000 includes the operating results of Hyder for the twelve months ended March 31, 2000. As such, Hyder's results for the six months ended March 31, 2000 are included in the pro forma results for both periods.

     The PPL Corporation pro forma balance sheet is presented as if the Hyder acquisition was made on June 30, 2000. The adjustments are applied to the consolidated balance sheet of PPL Corporation at June 30, 2000, as set forth in PPL Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

     The Notes to Unaudited Pro Forma Consolidated Financial Information provide additional descriptions of the adjustments to the income statements and balance sheet. The pro forma financial information should be read in conjunction with the reports of PPL Corporation as noted above, as well as the audited financial statements of Hyder for the year ended March 31, 2000. These financial statements are included as Exhibit 99.1 in this Current Report on Form 8-K.

     The pro forma information includes the results of Hyder's services and industrial businesses, which are expected to be sold. During the twelve months ended March 31, 2000, these businesses provided about 6% of Hyder's income from operations. The pending sales of these businesses is not expected to have a material effect on Hyder's results of operations. However, there can be no assurance that these sales will be consummated.

PPL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(Millions of Dollars)

                                                                           PRO FORMA   NOTE
                                                             AS REPORTED  ADJUSTMENTS   REF  AS ADJUSTED
                                                             -----------  -----------  ----  -----------
OPERATING REVENUES
  Electric....................................................   $1,472                          $1,472
  Natural gas and propane.....................................       94                              94
  Wholesale energy marketing and trading......................      943                             943
  Energy related businesses...................................      201          $13    1)          214
                                                              ----------  -----------        -----------
  Total.......................................................    2,710           13              2,723
                                                              ----------  -----------        -----------
OPERATING EXPENSES
  Operation
    Electric fuel.............................................      216                             216
    Natural gas and propane...................................       38                              38
    Energy purchases for retail load and wholesale............      947                             947
    Other.....................................................      304                             304
    Amortization of recoverable transition costs..............      109                             109
  Maintenance.................................................      120                             120
  Depreciation and amortization ..............................      138                             138
  Taxes, other than income ...................................      109                             109
  Energy related businesses...................................      168                             168
                                                              ----------  -----------        -----------
  Total ......................................................    2,149            0              2,149
                                                              ----------  -----------        -----------
OPERATING INCOME .............................................      561           13                574

Other Income..................................................        7                               7
                                                              ----------  -----------        -----------
INCOME BEFORE INTEREST, INCOME TAXES AND MINORITY INTEREST....      568           13                581

Interest Expense..............................................      180            7    2)          187
                                                              ----------  -----------        -----------
INCOME BEFORE INCOME TAXES AND MINORITY INTEREST .............      388            6                394

Income Taxes .................................................      140           (2)   3)          138

Minority Interest.............................................        1                               1
                                                              ----------  -----------        -----------
INCOME BEFORE DIVIDENDS ON PREFERRED STOCK....................      247            8                255

Preferred Stock Dividend Requirements.........................       13                              13
                                                              ----------  -----------        -----------
INCOME FROM CONTINUING OPERATIONS.............................     $234           $8               $242
                                                              ==========  ===========        ===========

Earnings Per Share of Common Stock from Continuing Operations     $1.63        $0.05              $1.68
  (Basic and Diluted)

Average Common Shares Outstanding (thousands)                   144,137                         144,137


      See Notes to Unaudited Pro Forma Consolidated Financial Information.

PPL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1999
(Millions of Dollars)

                                                                           PRO FORMA   NOTE
                                                             AS REPORTED  ADJUSTMENTS   REF  AS ADJUSTED
                                                             -----------  -----------  ----  -----------
OPERATING REVENUES
  Electric....................................................   $2,758                          $2,758
  Natural gas and propane.....................................      109                             109
  Wholesale energy marketing and trading......................    1,446                           1,446
  Energy related businesses...................................      277          ($1)   1)          276
                                                              ----------  -----------        -----------
  Total.......................................................    4,590           (1)             4,589
                                                              ----------  -----------        -----------
OPERATING EXPENSES
  Operation
    Electric fuel.............................................      446                             446
    Natural gas and propane...................................       46                              46
    Energy purchases for retail load and wholesale............    1,518                           1,518
    Other.....................................................      686                             686
    Amortization of recoverable transition costs..............      172                             172
  Maintenance.................................................      215                             215
  Depreciation and amortization ..............................      257                             257
  Taxes, other than income ...................................      161                             161
  Energy related businesses...................................      217                             217
                                                              ----------  -----------        -----------
  Total ......................................................    3,718            0              3,718
                                                              ----------  -----------        -----------
OPERATING INCOME .............................................      872           (1)               871

Other Income..................................................       97                              97
                                                              ----------  -----------        -----------

INCOME BEFORE INTEREST, INCOME TAXES AND MINORITY INTEREST....      969           (1)               968

Interest Expense..............................................      277           13    2)          290
                                                              ----------  -----------        -----------
INCOME BEFORE INCOME TAXES AND MINORITY INTEREST .............      692          (14)               678

Income Taxes .................................................      174           (5)   3)          169

Minority Interest.............................................       14                              14
                                                              ----------  -----------        -----------
INCOME BEFORE DIVIDENDS ON PREFERRED STOCK....................      504           (9)               495

Preferred Stock Dividend Requirements.........................       26                              26
                                                              ----------  -----------        -----------
INCOME FROM CONTINUING OPERATIONS.............................     $478          ($9)              $469
                                                              ==========  ===========        ===========
Earnings Per Share of Common Stock from Continuing Operations     $3.14       ($0.06)             $3.08
     (Basic and Diluted)

Average Common Shares Outstanding (thousands)                   152,287                         152,287


      See Notes to Unaudited Pro Forma Consolidated Financial Information.

PPL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2000
(Millions of Dollars)

                                                                           PRO FORMA   NOTE
                                                             AS REPORTED  ADJUSTMENTS   REF  AS ADJUSTED
                                                             -----------  -----------  ----  -----------
Assets

CURRENT ASSETS
  Cash and cash equivalents ..................................     $215                            $215
  Accounts receivable, net ...................................      482                             482
  Unbilled revenues ..........................................      360                             360
  Fuel, materials and supplies - at average cost .............      190                             190
  Prepayments ................................................      135                             135
  Unrealized energy trading gains ............................      106                             106
  Other ......................................................      125           77    2)          202
                                                              ----------  -----------        -----------
                                                                  1,613           77              1,690
                                                              ----------  -----------        -----------
INVESTMENTS
  Nuclear plant decommissioning trust fund ...................      269                             269
  Investment in unconsolidated affiliate at equity ...........      580          126    1)          706
  Other ......................................................       14                              14
                                                              ----------  -----------        -----------
                                                                    863          126                989
                                                              ----------  -----------        -----------
PROPERTY, PLANT AND EQUIPMENT
  Electric utility plant in service - net
    Transmission and distribution ............................    2,470                           2,470
    Generation ...............................................    2,465                           2,465
    General ..................................................      277                             277
                                                              ----------  -----------        -----------
                                                                  5,212            0              5,212
  Construction work in progress - at cost ....................      221                             221
  Nuclear fuel owned and leased - net ........................      123                             123
                                                              ----------  -----------        -----------
    Electric utility plant - net .............................    5,556            0              5,556
  Gas and oil utility plant - net ............................      171                             171
  Other property - net .......................................       69                              69
                                                              ----------  -----------        -----------
                                                                  5,796            0              5,796
                                                              ----------  -----------        -----------
REGULATORY ASSETS AND OTHER NONCURRENT ASSETS
  Recoverable transition costs ...............................    2,538                           2,538
  Other ......................................................    1,059                           1,059
                                                              ----------  -----------        -----------
                                                                  3,597            0              3,597
                                                              ----------  -----------        -----------
                                                                $11,869         $203            $12,072
                                                              ==========  ===========        ===========


      See Notes to Unaudited Pro Forma Consolidated Financial Information.

PPL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2000
(Millions of Dollars)

                                                                           PRO FORMA   NOTE
                                                             AS REPORTED  ADJUSTMENTS   REF  AS ADJUSTED
                                                             -----------  -----------  ----  -----------
LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Short-term debt ............................................     $985         $203    3)       $1,188
  Long-term debt .............................................      356                             356
  Above market NUG contracts .................................       96                              96
  Accounts payable ...........................................      422                             422
  Taxes and interest accrued .................................      151                             151
  Dividends payable ..........................................       45                              45
  Unrealized energy trading losses ...........................      105                             105
  Other ......................................................      113                             113
                                                              ----------  -----------        -----------
                                                                  2,273          203              2,476
                                                              ----------  -----------        -----------
LONG-TERM DEBT ...............................................    4,329                           4,329
                                                              ----------  -----------        -----------
DEFERRED CREDITS AND OTHER NONCURRENT LIABILITIES
  Deferred income taxes and investment tax credits ...........    1,529                           1,529
  Above market NUG purchases .................................      627                             627
  Other.......................................................      933                             933
                                                              ----------  -----------        -----------
                                                                  3,089            0              3,089
COMMITMENTS AND CONTINGENT LIABILITIES .......................

MINORITY INTEREST ............................................       55                              55

COMPANY-OBLIGATED MANDATORILY REDEEMABLE
  PREFERRED SECURITIES OF SUBSIDIARY TRUST
  HOLDING SOLELY COMPANY DEBENTURES ..........................      250                             250

PREFERRED STOCK
  With sinking fund requirements .............................       47                              47
  Without sinking fund requirements ..........................       50                              50
                                                              ----------  -----------        -----------
                                                                     97            0                 97
                                                              ----------  -----------        -----------
SHAREOWNER'S COMMON EQUITY
  Common stock ...............................................        2                               2
  Capital in excess of par value .............................    1,873                           1,873
  Treasury stock .............................................     (836)                           (836)
  Earnings reinvested ........................................      812                             812
  Accumulated other comprehensive income .....................      (63)                            (63)
  Capital stock expense and other ............................      (12)                            (12)
                                                              ----------  -----------        -----------
                                                                  1,776            0              1,776
                                                              ----------  -----------        -----------
                                                                $11,869         $203            $12,072
                                                              ==========  ===========        ===========


      See Notes to Unaudited Pro Forma Consolidated Financial Information.

PPL CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
(Millions of Dollars)

INCOME STATEMENT ADJUSTMENTS:
----------------------------

1) Adjustment to record PPL Global's share of the equity earnings or loss from Hyder. These equity results reflect the impact of purchase accounting adjustments in accordance with US GAAP. The equity earnings were derived as follows:

                                                                                  Six         Twelve
                                                                               Mos. Ended   Mos. Ended
                                                                             June 30, 2000 Dec. 31, 1999
                                                                             ------------- -------------
     Hyder US GAAP loss from continuing operations (a)                          $  (662)        $ (669)
     Eliminate impairment loss (b)                                                  700            700
                                                                             ------------- -------------
       Adjusted Hyder US GAAP income from continuing operations                      38             31

     Purchase accounting adjustments [income / (expense)]:
       Interest expense (c)                                                         (24)           (49)
       Goodwill amortization (d)                                                     (2)            (3)
       Depreciation expense (e)                                                       2              5
       UK income tax on purchase accounting adjustments (f)                           7             14
                                                                             ------------- -------------
       Adjusted Hyder US GAAP income (loss) from continuing operations after         21             (2)
         purchase accounting adjustments
       PPL Global ownership interest in Hyder (g)                                    60%              60%
                                                                             ------------- -------------
       PPL Global equity in income (loss) of Hyder                              $    13            $ (1)
                                                                             ============= =============

     (a) Reflects the net loss reported by Hyder for the six and twelve months ended March 31, 2000, respectively. Average interbank exhange rates of
          1.62 and 1.61 were used to convert the results of these periods from British Pounds Sterling to US dollars.

     (b) Hyder recorded an impairment loss in December 1999. As this impairment was comprehended in the purchase and asset valuation, it is excluded from results of continuing operations for purposes of calculating equity earnings.

     (c)  Assumed that WPDL issued $672 million of debt at 7.25% to acquire
          Hyder.

     (d) The excess of the $847 million purchase price over the fair value of the net assets acquired is preliminarily estimated at $120 million. PPL Global expects to amortize this goodwill over a 40 year period.

     (e) Reductions in depreciation expense from amounts included in Hyder's operating results are anticipated, based on the initial asset valuation. Depreciable lives of fixed assets are not expected to change.

     (f) A UK tax rate of 30% was applied to the purchase accounting adjustments.

     (g) This assumes that WPDL acquires 100% of the outstanding shares of Hyder, and that Southern does not exercise its option to increase its equity interest from 40% to 49%. At 60% equity interest, each 5% reduction in shares acquired would reduce PPL Global's share of equity earnings for the six months ended June 30, 2000 by about $600,000. If all of the outstanding shares of Hyder were acquired, but Southern exercised its option to increase its equity ownership to 49%, PPL Global's share of equity earnings for the six months ended June 30, 2000 would be $11 million.

2) PPL Global's portion of the Hyder acquisition, $126 million, and temporary financing to WPDL of $77 million, were financed through commercial paper issued by an affiliate of PPL Corporation. For purposes of calculating the pro froma information, an interest rate of 6.5% was assumed for the six months ended June 30, 2000 as well as for the twelve months ended December 31, 1999.

3) Additional US income taxes of 5% was provided on the equity earnings or loss, and income taxes of 40% were applied to interest expense on commerical paper.

BALANCE SHEET ADJUSTMENTS:
-------------------------

1) Adjustment to record PPL Global's equity investment in Hyder, as if the investment were made on June 30, 2000.

2) Adjustment to record a note receivable for temporary financing provided to WPDL, expected to be repaid upon sale of the businesses identified as held for sale.

3) Adjustment to give effect to the commerical paper issued by an affiliate of PPL Corporation to finance PPL Global's acquisition of its 60% interest in Hyder, and to provide temporary financing to WPDL.